Exhibit 10.6

LIMITED RECOURSE SECURITIES PLEDGE AGREEMENT

Limited recourse securities pledge agreement (as amended, modified, supplemented, restated or replaced from time to time, this “Agreement”) dated as of December 2, 2016 made by DTR LLC, a limited liability company existing under the laws of Delaware (together with its successors and permitted assigns, the “Pledgor”) to and in favour of Canada Goose Holdings Inc. (together with its successors and assigns, the “Lender”).

WHEREAS the Lender has agreed to make a non-interest bearing loan to the Pledgor on the terms and conditions contained in the Promissory Note;

WHEREAS as a condition precedent to the extension of the non-interest bearing loan to the Pledgor under the Promissory Note, the Pledgor, in order to secure its obligations under the Promissory Note, is required to execute and deliver this Agreement in favour of the Lender;

NOW THEREFORE for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor agrees, for the benefit of the Lender, as follows:

Section 1 Defined Terms.

(1)	As used in this Agreement, the following terms have the following meanings:

“Articles” has the meaning ascribed thereto in the Promissory Note.

“Collateral” has the meaning specified in Section 2.

“Encumbrance” means any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, lien (statutory or otherwise), encumbrance, conditional sale agreement, capital lease, deposit arrangement, title retention agreement, and any other agreement, trust or arrangement that in substance secures payment or performance of an obligation.

“Event of Default” means the failure of the Pledgor to pay the Lender the amount owing pursuant to the Promissory Note in accordance with the terms therein.

“Expenses” has the meaning specified in Section 3(b).

“Promissory Note” means the non-interest bearing demand promissory note dated as of even date herewith in the principal amount of C$63,756,003 issued by the Pledgor in favour of the Lender, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time.

“Person” means a natural person, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity, and pronouns have a similarly extended meaning.

“Redemption Price” has the same meaning as set out in the Articles.

“Secured Obligations” has the meaning specified in Section 3(a).

“Security Interest” has the meaning specified in Section 3.

“Shareholders Agreement” has the meaning ascribed thereto in the Articles

(2)	Terms defined in the Personal Property Security Act (Ontario) or the Securities Transfer Act, 2006 (Ontario) (“STA”) and used but not otherwise defined in this Agreement have the same meanings.

Section 2 Grant of Security.

The Pledgor grants to the Lender a security interest in, and assigns, mortgages, charges, hypothecates and pledges to the Lender, the following (collectively, the “Collateral”):

(a)	the securities held by the Pledgor as listed in Schedule “A”, as such schedule may be amended, supplemented or modified from time to time, all security certificates and other instruments representing such securities and all rights and claims of the Pledgor in such securities;

(b)	all substitutions and replacements of, increases and additions to the property described in Section 2(a); including any consolidation, subdivision, reclassification or stock dividend; and

(c)	all proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Section 2(a) and Section 2(b), including the proceeds of such proceeds.

Section 3 Secured Obligations.

The security interest, assignment, mortgage, charge, hypothecation and pledge granted by this Agreement (collectively, the “Security Interest”) secures the payment and performance of:

(a)	all debts, liabilities and obligations, at any time or from time to time due or accruing due and owing by or otherwise payable by the Pledgor to the Lender in any currency, pursuant to the Promissory Note (collectively, and together with the Expenses, the “Secured Obligations”); and

(b)	all expenses, costs and charges incurred by or on behalf of the Lender in connection taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Lender’s interest in any Collateral, whether or not directly relating to the enforcement of this Agreement or the Promissory Note (collectively, the “Expenses”).

Section 4 Attachment.

(1)	The Pledgor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a copy of this Agreement.

(2)	All certificates representing securities listed in Schedule “A” held by the Pledgor on the date of this Agreement have been delivered to the Lender.

(3)	At the request of the Lender, the Pledgor will take all action that the Lender deems advisable acting reasonably, to cause the Lender to have control over the securities listed in Schedule “A”.

Section 5 Care and Custody of Collateral.

Without limiting any other rights or remedies under this Agreement but in each case subject to Section 8, the Lender may, upon the occurrence and during the continuance of an Event of Default, assume control of any dividends, distributions or proceeds arising from the Collateral.

Section 6 Rights of the Pledgor.

Until the occurrence of an Event of Default which is continuing, the Pledgor is entitled to: (i) the Collateral and to receive all dividends and distributions on the Collateral; and (ii) in the Pledgor’s sole discretion, direct the Lender to redeem the Collateral in accordance with Section 37.6 and 37.7 of the Articles in full satisfaction of the Secured Obligations contemplated hereby.

Section 7 Enforcement.

The Security Interest becomes and is enforceable against the Pledgor upon the occurrence and during the continuance of an Event of Default.

Section 8 Remedies.

Whenever the Security Interest is enforceable, the Lender may realize upon the Collateral and enforce the rights of the Lender by:

(a)	realizing upon, and or otherwise disposing of or contracting to dispose of the Collateral by sale, transfer or delivery;

(b)	exercising and enforcing all rights and remedies of a holder of the securities as if the Lender were the absolute owner thereof (including, if necessary, causing the Collateral to be registered in the name of the Lender or its nominee if not already done);

(c)	collection of any proceeds arising in respect of the Collateral;

(d)	appointment by instrument in writing of a receiver (which term as used in this Agreement includes a receiver and manager) or agent of all or any part of the Collateral and removal or replacement from time to time of any receiver or agent;

(e)	institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral; and

(f)	any other remedy or proceeding authorized or permitted under the Personal Property securities Act (Ontario) or otherwise by law or equity.

Upon the realization and enforcement of the rights of the Lender hereunder, the Lender shall redeem and cancel the securities listed in Schedule “A”.

Section 9 Receiver’s Powers.

(1)	Any receiver appointed by the Lender is vested with the rights and remedies which could have been exercised by the Lender in respect of the Pledgor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration are within the sole and unfettered discretion of the Lender.

(2)	Any receiver appointed by the Lender will act as agent for the Lender for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Pledgor. The receiver may sell, transfer, deliver or otherwise dispose of Collateral as agent for the Pledgor or as agent for the Lender as the Lender may determine in its discretion. The Pledgor agrees to ratify and confirm all actions of the receiver acting as agent for the Pledgor, and to release and indemnify the receiver in respect of all such actions.

(3)	The Lender, in appointing or refraining from appointing any receiver, does not incur liability to the receiver, the Pledgor or otherwise and is not responsible for any misconduct or negligence of such receiver.

Section 10 Appointment of Attorney.

The Pledgor hereby irrevocably constitutes and appoints the Lender (and any officer of the Lender) the true and lawful attorney of the Pledgor. As the attorney of the Pledgor, the Lender has the power to exercise for and in the name of the Pledgor with full power of substitution, upon the occurrence and during the continuance of an Event of Default, any of the Pledgor’s right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement, delivery and transfer of the Collateral to the Lender, its nominees or transferees, and the Lender and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Collateral to the same extent as the Pledgor might do. This power of attorney is irrevocable, is coupled with an interest, has been given for valuable consideration (the receipt and adequacy of which is acknowledged) and survives, and does not terminate upon, the bankruptcy, dissolution, winding up or insolvency of the Pledgor. This power of attorney extends to and is binding upon the Pledgor’s successors and permitted assigns.

Section 11 Dealing with the Collateral.

(1)	The Lender is not obliged to exhaust its recourse against any other Person or against any other security it may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Lender may consider desirable.

(2)	The Lender may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and with other Persons, sureties or securities as it may see fit without prejudice to the Secured Obligations, the liability of the Pledgor or the rights of the Lender in respect of the Collateral.

(3)	Except as otherwise provided by law or this Agreement, the Lender is not (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any Persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

Section 12 Representations, Warranties and Covenants.

The Pledgor represents and warrants and covenants and agrees, acknowledging and confirming that the Lender is relying on such representations, warranties, covenants and agreements, that:

(a)	Restriction on Disposition. The Pledgor will not sell, assign, convey, exchange, lease, release or abandon, or otherwise dispose of, any Collateral.

(b)	Negative Pledge. The Pledgor will not create or suffer to exist, any Encumbrance on the Collateral, except for the Encumbrances created hereby.

(c)	Securities.

(i)	Schedule “A” lists the securities owned or held by the Pledgor on the date hereof and pledged pursuant to this Agreement.

(ii)	Except as disclosed to the Lender, no transfer restrictions apply to the securities that are Collateral.

(iii)	No Person has or will have any written or oral option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement to acquire any right or interest in any of the securities that are Collateral.

(iv)	The Pledgor does not know of any claim to or interest in any securities that are Collateral, including any Encumbrances or adverse claims. If any person asserts any Encumbrance or adverse claim against any securities that form part of the Collateral, the Pledgor will promptly notify the Lender.

Section 13 General.

(1)	The Security Interest will be discharged upon, but only upon, full and indefeasible performance of the Secured Obligations. Upon discharge of the Security Interest and at the request and expense of the Pledgor, the Lender will execute and deliver to the Pledgor such releases, discharges, financing statements and other documents or instruments as the Pledgor may reasonably require and the Lender will redeliver to the Pledgor, or as the Pledgor may otherwise direct the Lender, any Collateral in its possession.

(2)	This Agreement does not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Lender will operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Lender in respect of the Secured Obligations. The representations, warranties and covenants of the Pledgor in this Agreement survive the execution and delivery of this Agreement. Notwithstanding any investigation made by or on behalf of the Lender the covenants, representations and warranties continue in full force and effect.

(3)	The Pledgor will do all acts and things and execute and deliver, or cause to be executed and delivered, all agreements, documents and instruments that the Lender may require, and take all further steps relating to the Collateral or any other property or assets of the Pledgor that the Lender may require for (i) protecting the Collateral, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Lender. After the Security Interest becomes enforceable, the Pledgor will do all acts and things and execute and deliver all documents and instruments that the Lender may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

(4)	This Agreement is in addition to, without prejudice to and supplemental to all other security now held or which may hereafter be held by the Lender.

(5)	This Agreement is binding on the Pledgor, its successors and assigns, and enures to the benefit of the Lender and its successors and assigns. Neither the Lendor nor the Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the other which may be unreasonably withheld.

(6)	If any court of competent jurisdiction, determines any provision of this Agreement to be illegal, invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

(7)	This Agreement may only be amended, supplemented or otherwise modified by written agreement executed by the Lender and the Pledgor.

(8)	No consent or waiver by the Lender in respect of this Agreement is binding unless made in writing and signed by an authorized officer of the Lender. This Agreement will be governed by, interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

[Signature page follows]

IN WITNESS WHEREOF the Pledgor has executed this Agreement.

DTR LLC

By:	/s/ Daniel Reiss
Name: Daniel Reiss
Title: Chief Executive Officer & Secretary

[Securities Pledge Agreement]

SCHEDULE “A”

SECURITIES

SECURITIES

Issuer	Class of securities	Number of securities	Certificate Number
Canada Goose Holdings Inc.	Class D Preferred Shares	63,576,003	PD-1